United States
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		September 4, 2001

New York	1-4105	16-0345235
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

BAUSCH & LOMB INCORPORATED
(Exact name of registrant as specified in its charter)

One Bausch & Lomb Place, Rochester, NY		14604-2701
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(716) 338.6000

ITEM 5.	OTHER EVENTS

On On September 4, 2001, Bausch & Lomb Incorporated ("Bausch & Lomb") announced that William H. Waltrip, Chairman, has been appointed Chief Executive Officer of the company following the resignation of William M. Carpenter, who has been Chief Executive Officer since 1997. A copy of the company's press release announcing these changes is attached as an exhibit hereto and is incorporated by reference herein.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
(a)	Financial statements of business acquired. - Not Applicable
(b)	Pro forma financial information. - Not Applicable
(c)	Exhibits. The following exhibits are filed as part of this report:
99.1 Press Release dated September 4, 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAUSCH & LOMB INCORPORATED

/s/ Robert B. Stiles
Robert B. Stiles Senior Vice President and General Counsel
Dated: September 5, 2001

EXHIBIT INDEX
Exhibit No.	Description

99.1	Press Release dated September 4, 2001.